SCHEDULE 14A (RULE 14A-101)
        INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                     /X/

Filed by a party other than the registrant  / /

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  proxy  statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
                       (Name of Registrant as Specified in Its Charter)

                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                 NOT APPLICABLE

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
  QUAKER BIOTECH PHARMA-HEALTHCARE FUND          QUAKER AGGRESSIVE GROWTH FUND
  QUAKER FIXED INCOME FUND                       QUAKER HIGH YIELD FUND

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free 800-220-8888

     The Quaker Investment Trust (the "Trust") is holding a special meeting of the shareholders of the Quaker Biotech Pharma-Healthcare Fund, the Quaker Aggressive Growth Fund, the Quaker Fixed Income Fund, and the Quaker High Yield Fund (the "Special Meeting") on Thursday, July 31, 2003 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust's Administrator, Citco-Quaker Fund Services, Inc., located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482.

     The Trust is a Massachusetts business trust, operating as a registered management investment company. The Trust has authorized the division of its shares into various series (each a "Fund" and together the "Funds")and currently offers shares of ten Funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. Each Fund offers Class A Shares, which are offered to the public with a front-end sales charge, Class B shares, which are offered with a contingent deferred sales charge which declines to zero over a period of years, Class C shares, which are offered without sales loads but have a continuing additional servicing fee, and Institutional Shares, which are offered without sales charges or ongoing servicing fees, but require a large initial investment.

     The items for consideration at the Special Meeting apply only to the Funds listed above. The Special Meeting will be held to consider the following items of business:

     1. Approval of an increase in the investment advisory fee paid to Quaker Funds, Inc. for its services to the Quaker Biotech Pharma-Healthcare Fund ;

     2. Approval of a new Sub-Investment Advisory Agreement for the Quaker Aggressive Growth Fund with DG Capital Management;

     3. Approval of a new Sub-Investment Advisory Agreement for the Quaker Fixed Income Fund with Andres Capital Management;

     4. Approval of a new Sub-Investment Advisory Agreement for the Quaker High Yield Fund with Andres Capital Management;

     5. Approval of changes to the investment objective and investment strategies/restrictions for the Quaker High Yield Fund;

     6.   Approval of a name change for the Quaker High Yield Fund; and

     7. Such other business as may properly come before the shareholders of the Trust.

     You may vote at the Special Meeting if you are the record owner of shares of one or more of the above-listed Funds as of the close of business on May 31, 2003. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-220-8888 to inform them.

     Your vote on these proposals is very important. If you own shares in more than one account of the Trust, you will receive more than one proxy statement and proxy card and will need to vote the shares you hold for each account. Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed, postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 610-935-3775. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

     As always, we thank you for your confidence and support.

                                        By Order of the Board of Trustees,

                                        JEFFRY H. KING. SR.
                                        Chairman

June 24, 2003

                           THE QUAKER INVESTMENT TRUST
                     SPECIAL MEETING OF THE SHAREHOLDERS OF

  QUAKER BIOTECH PHARMA-HEALTHCARE FUND          QUAKER AGGRESSIVE GROWTH FUND
  QUAKER FIXED INCOME FUND                       QUAKER HIGH YIELD FUND

            1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482
                             Toll Free: 800-220-8888

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                               DATED JUNE 24, 2003

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 31, 2003

INTRODUCTION

     The Board of Trustees (the "Board") of the Quaker Investment Trust (the "Trust") has voted to call a special meeting of all shareholders of each of the four separate series listed above (each a "Fund" and together the "Funds"), in order to seek shareholder approval of six proposals relating to one or more of those Funds. The Special Meeting will be held at the offices of Citco-Quaker Fund Services, Inc. ("CQFS"), located at 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, at 10:00 a.m., Eastern Time, on Monday, June 30, 2003. CQFS serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-220-8888 to inform them of your intentions. This proxy was first mailed to eligible shareholders on or about June 27, 2003.

ITEMS FOR CONSIDERATION

     The Special Meeting will be held to consider the following items of business:

     1. Approval of an increase in the investment advisory fee paid to Quaker Funds, Inc. for its services to the Quaker Biotech Pharma-Healthcare Fund;

     2. Approval of a new Sub-Investment Advisory Agreement for the Quaker Aggressive Growth Fund with DG Capital Management;

     3. Approval of a new Sub-Investment Advisory Agreement for the Quaker Fixed Income Fund with Andres Capital Management;

     4. Approval of a new Sub-Investment Advisory Agreement for the Quaker High Yield Fund with Andres Capital Management;

     5. Approval of changes to the investment objective and investment strategies/restrictions for the Quaker High Yield Fund;

     6.   Approval of a name change for the Quaker High Yield Fund; and

     7. Such other business as may properly come before the shareholders of the Trust.

WHO VOTES ON WHICH PROPOSALS

     The table below summarizes each proposal to be presented at the Special Meeting and shows the Funds whose shareholders may vote for each proposal.

--------------------------------------------------------------------------------
               PROPOSAL                         WHICH SHAREHOLDERS MAY VOTE
--------------------------------------------------------------------------------
1.   Approval of an increase in the        The shareholders of record (as of May
     investment advisory fee paid to       31, 2003) of the Quaker Biotech
     Quaker Funds, Inc. for its            Pharma-Healthcare Fund only.
     services to the Quaker Biotech
     Pharma-Healthcare Fund.
--------------------------------------------------------------------------------
2.   Approval of a new Sub-Investment      The shareholders of record (as of May
     Advisory Agreement for the            1, 2003) of the Quaker Aggressive
     Quaker Aggressive Growth Fund         Growth Fund only.
     with DG Capital Management.
--------------------------------------------------------------------------------
3.   Approval of a new Sub-Investment      The shareholders of record (as of May
     Advisory Agreement for the            31, 2003) of the Quaker Fixed Income
     Quaker Fixed Income Fund with         Fund only.
     Andres Capital Management.
--------------------------------------------------------------------------------
4    Approval of a new Sub-Investment      The shareholders of record (as of May
     Advisory Agreement for the            31, 2003) of the Quaker High Yield
     Quaker High Yield Fund with           Fund only.
     Andres Capital Management.
--------------------------------------------------------------------------------
5.   Approval of changes to the            The shareholders of record (as of May
     investment objective and              31, 2003) of the Quaker High Yield
     investment strategies/                Fund only.
     restrictions for the Quaker High
     Yield Fund
--------------------------------------------------------------------------------
6.   Approval of a name change for         The shareholders of record (as of May
     the Quaker High Yield Fund            31, 2003) of the Quaker High Yield
                                           Fund only.
--------------------------------------------------------------------------------

WHO IS ELIGIBLE TO VOTE

     If you were the record owner of any shares of the Quaker Biotech Pharma-Healthcare Fund, the Quaker Aggressive Growth Fund, the Quaker Fixed Income Fund and/or the Quaker High Yield Fund as of the close of business on May 31, 2003 (the "Record Date"), then you are eligible to vote on one or more of the proposals (See the table in the preceding paragraph to find out which proposals apply to you). The number of shares outstanding for each of the above-listed Funds as of the Record Date is listed in Exhibit A to this proxy statement. Each share counts as one vote, and fractional shares count as fractional votes.

VOTING BY PROXY

     The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided. The Board urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

     The Board has named Kenneth Faith and Joseph Carlin as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on each proposal as recommended by the Board.

     If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the six proposals discussed in this proxy statement.

     If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust's Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Ms. Laurie Keyes, Quaker Investment Trust, 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482.

VOTING IN PERSON

     If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

BOARD RECOMMENDATION

     The Board unanimously recommends that you vote "For" each of the proposals described in this proxy statement.

REQUIREMENT OF A QUORUM

     A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust's Amended and Rested Declaration of Trust and by-laws require that the presence, in person or by proxy, of a majority of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law. The table below sets forth the quorum required for each proposal to be voted at the Special
     Meeting:

--------------------------------------------------------------------------------
                PROPOSAL                   NUMBER OF SHARES REQUIRED FOR QUORUM
--------------------------------------------------------------------------------
1.   Approval of an increase in the        A majority of the shareholders of
     investment advisory fee paid to       record (as of May 31, 2003) of the
     Quaker Funds, Inc. for its            Quaker Biotech Pharma-Healthcare Fund
     services to the Quaker Biotech        only.
     Pharma-Healthcare Fund.
--------------------------------------------------------------------------------
2.   Approval of a new Sub-Investment      A majority of the shareholders of
     Advisory Agreement for the            record (as of May 31, 2003) of the
     Quaker Aggressive Growth Fund         Quaker Aggressive Growth Fund only.
     with DG Capital Management.
--------------------------------------------------------------------------------
3.   Approval of a new Sub-Investment      A majority of the shareholders of
     Advisory Agreement for the            record (as of May 31, 2003) of the
     Quaker Fixed Income Fund with         Quaker Fixed Income Fund only.
     Andres Capital Management.
--------------------------------------------------------------------------------
4.   Approval of a new Sub-Investment      A majority of the shareholders of
     Advisory Agreement for the            record (as of May 31, 2003) of the
     Quaker High Yield Fund with           Quaker High Yield Fund only.
     Andres Capital Management
--------------------------------------------------------------------------------
5.   Approval of changes to the            A majority of the shareholders of
     investment objective and              record (as of May 31, 2003) of the
     investment strategies/                Quaker High Yield Fund only.
     restrictions for the Quaker High
     Yield Fund
--------------------------------------------------------------------------------
6.   Approval of a name change for         A majority of the shareholders of
     the Quaker High Yield Fund            record (as of May 31, 2003) of the
                                           Quaker High Yield Fund only.
--------------------------------------------------------------------------------

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares on any of the Proposals unless it has received voting instructions from you. If your broker does not vote your shares on one or more Proposals because it has not received instructions from you, those shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to a proposal count as present for purposes of establishing a quorum, and count as votes cast against each Proposal.

     The following table describes the votes needed to approve each Proposal:

--------------------------------------------------------------------------------
                 PROPOSAL                  NUMBER OF SHARES REQUIRED TO APPROVE
--------------------------------------------------------------------------------
1.   Approval of an increase in the        The affirmative vote of a "majority"
     investment advisory fee paid to       of the shares entitled to vote of
     Quaker Funds, Inc. for its            record (as of May 31, 2003) of the
     services to the Quaker Biotech        Quaker Biotech Pharma-Healthcare Fund
     Pharma-Healthcare Fund.               only.
--------------------------------------------------------------------------------
2.   Approval of a new Sub-Investment      The affirmative vote of a "majority"
     Advisory Agreement for the            of the shares entitled to vote of
     Quaker Aggressive Growth Fund         record (as of May 31, 2003) of the
     with DG Capital Management.           Quaker Aggressive Growth Fund only.
--------------------------------------------------------------------------------
3.   Approval of a new Sub-Investment      The affirmative vote of a "majority"
     Advisory Agreement for the            of the shares entitled to vote of
     Quaker Fixed Income Fund with         record (as of May 31, 2003) of the
     Andres Capital Management.            Quaker Fixed Income Fund only.
--------------------------------------------------------------------------------
4.   Approval of a new Sub-Investment      The affirmative vote of a "majority"
     Advisory Agreement for the            of the shares entitled to vote of
     Quaker High Yield Fund with           record (as of May 31, 2003) of the
     Andres Capital Management             Quaker High Yield Fund only.
--------------------------------------------------------------------------------
5.   Approval of changes to the            The affirmative vote of a "majority"
     investment objective and              of the shares entitled to vote of
     investment strategies/                record (as of May 31, 2003) of the
     restrictions for the Quaker High      Quaker High Yield Fund only.
     Yield Fund
--------------------------------------------------------------------------------
6.   Approval of a name change for         The affirmative vote of a "majority"
     the Quaker High Yield Fund            of the shares entitled to vote of
                                           record (as of May 31, 2003) of the
                                           Quaker High Yield Fund only.
--------------------------------------------------------------------------------

     The Investment Company Act of 1940, as amended (the "1940 Act") defines a "majority" of the outstanding voting securities of a Fund as the lesser of
     (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

     Broker non-votes will not count as votes cast and will have the effect of votes against each Proposal.

ADJOURNMENTS

     The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve such proposal.

COST OF THE SHAREHOLDER MEETING AND PROXY SOLICITATION

     Each Fund listed in this proxy is paying its proportionate share of the costs of the shareholder meeting and proxy solicitation.

WHO TO CALL WITH QUESTIONS

     Please call the Trust at 1-800-220-8888 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated June 30, 2002, and unaudited semi-annual report, dated December 31, 2002. Simply call the Trust to request a copy of either report.

--------------------------------------------------------------------------------

PROPOSAL # 1.  APPROVAL OF INCREASE IN ADVISORY  FEE TO QUAKER  FUNDS,  INC. FOR
               SERVICES TO THE QUAKER BIOTECH PHARMA-HEALTHCARE FUND

WHICH SHAREHOLDERS ARE ELIGIBLE TO VOTE ON THIS PROPOSAL

     Shareholders of record (as of May 31, 2003) of the Quaker Biotech Pharma-Healthcare Fund only.

INTRODUCTION

     The Quaker Biotech Pharma-Healthcare Fund (the "Fund")commenced investment operations on September 23, 2002. Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, serves as investment adviser to the Fund under a written Investment Advisory Agreement (the "IA Agreement"). A copy of the Investment Advisory Agreement between the Trust and QFI is attached to this proxy as Exhibit B and is incorporated herein for all purposes. Sectoral Asset Management, Inc. ("SAM"), 1000 Sherbrooke Street West, Suite 2120, Montreal QC, Canada, H3A 3G4, serves as sub-adviser to the Fund under a written sub-advisory agreement, also approved by the Board Trustees and Fund shareholders.

     QFI is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Kevin J. Mailey is President of QFI and is responsible for the day-to-day activities of QFI. Mr. Mailey is a shareholder of QFI and has been an investment professional for more than 15 years. Mr. Mailey also serves as a Trustee of the Quaker Investment Trust (the "Trust"). Jeffry H. King, Sr. is a shareholder and director of QFI and also serves as a Trustee for the Trust. Mr. King, Mr. Mailey, and Ms. Laurie Keyes serve as directors of QFI. Ms. Keyes is Chief Financial Officer of QFI. Ms. Keyes also serves as a Trustee of the Trust. Mr. King and Ms. Keyes are also married to each other. Neither Mr. King, Ms. Keyes nor Mr. Mailey receive compensation for their services to the Trust as Trustees, but each may receive compensation from QFI as a result of his/her ownership interest in QFI and/or service as an officer and/or director.

     Under the current IA agreement, QFI receives a fee at an annual rate of 1.25% of the daily net assets of the Fund, computed daily and paid monthly. SAM receives a fee at an annual rate of 0.95% of the daily net assets of the Fund, computed daily and paid monthly. The fee received by SAM for its services to the Fund is paid by QFI from the fee it receives under the IA Agreement. Accordingly, the net fee received by QFI, after paying the sub-advisory fee to SAM, is 0.30% annually of the daily net assets of the Fund. The current IA agreement with QFI was originally dated February 1, 2002 and was last approved by the Trust's shareholders at a Special Shareholder Meeting held on February 8, 2002. The IA agreement was amended to include services to the Fund by the Trust's Board of Trustees on or about May 9, 2002 and was approved by the Fund's shareholders immediately prior to the Fund's commencement of operations.

     The Fund is a focused, sector fund. Under normal market conditions, the Fund invests at least 80% of its assets in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services. These types of products and services currently include, but are not limited to, biological research involving genetic engineering and recombinant DNA technology (biotechnology), biopharmaceutical and biomedical products and services, and drug research, development and production. In order to qualify for purchase, a company must derive at least 50% of its annual revenues from the provision of such products and services or have at least 50% of its assets in such products or services. The Fund invests its assets in stocks of companies without regard to market capitalization, normally holds a focused portfolio of between 15 to 25 stocks, may invest up to 30% of the Fund's assets in companies whose securities trade outside the United States, and may commit up to 25% of the Fund's assets in short selling as a hedge and to increase the overall return to the Fund

     Since the Fund commenced operations, QFI has been responsible for the investment of the Fund's assets and monitoring the activities of SAM with respect to the investment compliance of the Fund, creating regulatory reporting for the Board relating to the Fund, and is primarily responsible for investment advisory oversight and reporting to the Board. Further, the Fund invests in securities traded on foreign markets, so QFI has responsibility for ensuring that the securities held by the Fund are carried at fair market value. In addition, the Fund may engage in short selling, and QFI is responsible for ensuring that the Fund complies with the restrictions on those activities contained in the Fund's prospectus and statement of additional information.

     After six months of managing the Fund's activities, it has become apparent to QFI that the expense to QFI of managing the Fund is greater than the expense associated with managing a more straightforward fund. Although both QFI and SAM are committed to the Fund's success, a fund must be economically viable to its service providers. After examining its expenses relating to the Fund, QFI determined that in order for the Fund to make economic sense, a fee increase would be required.

BOARD CONSIDERATION

     On March 13, 2003, the Fund's Board of Trustees met to consider, among other things, a request from QFI to increase the management fee charged to the Fund from 1.25% to 1.45%. QFI presented comparative data to the Board showing how its proposed management fee compared against management fees charged by other similar funds. QFI also presented data to the Board comparing the overall fee structure of the Fund under its proposed fee to the overall expense structure of similar funds. QFI then presented information to the Board relating to the services provided to the Fund by QFI, the expenses associated with those services, and the fees earned by QFI to provide those services.

     The Board then discussed QFI's proposal at length. The Board gave significant weight to QFI's presented data that indicated that the increased advisory fee would still fall within the range of advisory fees charged by other advisors for similar funds. The Board also noted with approval that the effect of the proposed fee increase on the overall expense ration of the Fund would still place the Fund's overall expenses within the range of overall expenses charged by other similar funds. The Board reviewed the activities of QFI on behalf of the Fund and noted that those activities were comprehensive and necessary to the proper management of the Fund and its future success. The Board also noted that QFI was the adviser to each other Quaker Fund, and its services to those funds over time had been excellent.

BOARD CONCLUSION

     After full and complete discussion, the Board of Trustees unanimously agreed to approve an increase in the investment advisory fee payable to QFI from the Fund from 1.25% to 1.45%, and to recommend to the Fund's shareholders that the increase be approved.

FINANCIAL EFFECT OF FEE CHANGE

     If the Fund's shareholders approve the fee increase, the expenses you pay to hold shares of the Fund will increase. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the increased IA Agreement fee.

                              ------------------------------------------------------------------
                                     CLASS A               CLASS B               CLASS C
                              ------------------------------------------------------------------
                                CURRENT    PROPOSED    CURRENT  PROPOSED    CURRENT    PROPOSED
------------------------------------------------------------------------------------------------
Management Fee                    1.25%       1.45%      1.25%     1.45%      1.25%       1.45%
------------------------------------------------------------------------------------------------
Service & Distribution
(12b-1) Fees                      0.25%       0.25%      1.00%     1.00%      1.00%       1.00%
------------------------------------------------------------------------------------------------
Other Expenses                    0.50%       0.50%      0.50%     0.50%      0.50%       0.50%
------------------------------------------------------------------------------------------------
Total Annual Operating
Expenses                          2.00%       2.20%      2.75%     2.95%      2.75%       2.95%
------------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

--------------------------------------------------------------------------------
                              ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                      CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                 $742             $761          $1,143          $1,200
--------------------------------------------------------------------------------
Class B                 $789             $808          $1,174          $1,232
--------------------------------------------------------------------------------
Class C                 $380             $400            $853            $913
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

--------------------------------------------------------------------------------
                              ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                      CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                 $742             $761            $143          $1,200
--------------------------------------------------------------------------------
Class B                 $278             $298            $853            $913
--------------------------------------------------------------------------------
Class C                 $278             $298            $853            $913
--------------------------------------------------------------------------------

The following table shows the aggregate investment advisory fees paid to QFI under its current fee structure from the Fund's inception through May 31, 2002, the fees that would have been paid to QFI under the proposed fee structure, ad the difference between the two. Since the Fund has not yet completed a full fiscal year of operations, twelve month financial data is not yet available.

--------------------------------------------------------------------------------------------------
                     Pro Forma Fees from
Current Fees Paid    inception through          Additional Pro Forma Fees   Change in Fee as a
inception through    05/31/03 under proposed    from inception through      percentage of Original
05/31/03.            fee structure.             05/31/03.                   Fee
--------------------------------------------------------------------------------------------------
    $3,515                  $5,861                     $2,346                  66.7% increase
--------------------------------------------------------------------------------------------------

If the Fund's shareholders do not approve this Proposal, the Trust will consider other alternatives.

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON PROPOSAL # 1?

--------------------------------------------------------------------------------
 THE FUND'S BOARD OF TRUSTEES , INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 1.
--------------------------------------------------------------------------------


PROPOSAL # 2.  APPROVAL  OF A NEW  SUB-INVESTMENT  ADVISORY  AGREEMENT  FOR  THE
               QUAKER AGGRESSIVE GROWTH FUND WITH DG CAPITAL MANAGEMENT.

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 31, 2003) of the Quaker Aggressive Growth Fund only.

INTRODUCTION

     Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, currently serves as Investment Adviser to the Quaker Aggressive Growth Fund (the "Fund") under a written investment advisory agreement for such services, approved by the Fund's Board of Trustees and ratified by the Fund's shareholders.

     QFI is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Kevin J. Mailey is President of QFI and is responsible for the day-to-day activities of QFI. Mr. Mailey is a shareholder of QFI and has been an investment professional for more than 15 years. Mr. Mailey also serves as a Trustee of the Quaker Investment Trust (the "Trust"). Jeffry H. King, Sr. is a shareholder and director of QFI and also serves as a Trustee for the Trust. Mr. King, Mr. Mailey, and Ms. Laurie Keyes serve as directors of QFI. Ms. Keyes is Chief Financial Officer of QFI. Ms. Keyes also serves as a Trustee of the Trust. Mr. King and Ms. Keyes are also married to each other. Neither Mr. King, Ms. Keyes nor Mr. Mailey receive compensation for their services to the Trust as Trustees, but each may receive compensation from QFI as a result of his/her ownership interest in QFI and/or service as an officer and/or director.

     Under the current IA agreement, QFI receives a fee at an annual rate of 1.30% of the daily net assets of the Fund, computed daily and paid monthly. The current IA agreement with QFI was originally dated February 1, 2002 and was last approved by the Trust's shareholders at a Special Shareholder Meeting held on February 8, 2002.

     Mr. Manu Daftary serves as Portfolio Manager for QFI and has day-to-day responsibility for choosing the investments of the Fund. Mr. Daftary is also the President and sole shareholder of DG Capital Management ("DGCM"), , an investment advisory firm located at 101 Arch Street, Suite 650, Boston , MA 02110. DGCM formerly served as investment advisor to the Fund from the Fund's inception in November 1996 through July 2000. In July 2000, DGCM withdrew its SEC investment advisory registration for economic reasons. Mr. Daftary then entered into an employment agreement with QFI in order to continue to provide investment management services to the Fund as the Fund's Portfolio Manager. Accordingly, in one form or another, Mr. Daftary has been the Fund's portfolio manager since its inception.

     DGCM has recently renewed its SEC investment advisory registration, which now makes it eligible to again serve as sub-adviser to the Fund. Mr. Daftary founded DGCM in July 1996 and has been its President, sole director and sole shareholder since the firm's inception. Previously Mr. Daftary was a portfolio manager with Greenville Capital Management during 1995 and early 1996; was Senior Vice President/Portfolio Manager with Hellman, Jordan

     Management Company from 1993-1995; and was co-manager of the institutional growth stock portfolio with Geewax, Terker & Co. from 1988-1993.

     On March 13, 2003, at a regular meeting of the Board of Trustees, QFI informed the Board of DGCM's new status and asked the Board to approve DGCM as sub-adviser to the Aggressive Growth Fund. The Board agreed to so engage DGCM for the reasons described below, and to recommend that the engagement be ratified by the Fund's shareholders.

     Under the terms of the proposed sub-advisory agreement with DGCM, DGCM would be responsible for providing day-to-day investment advice and choosing the securities in which the Fund will invest. DGCM will report directly to QFI, and QFI will be responsible to report to the Board for any errors or omissions made by DGCM. DGCM will not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment result from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement has an initial term of two years, and may be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust's independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement will become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with DGCM is included as Exhibit C to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

BOARD CONSIDERATION

     The Board considered with approval DGCM/ Mr. Daftary's performance history with the Fund. Over the last five years, Mr. Daftary's efforts have resulted in the Fund outperforming the majority of its peers on a near continuous basis. The Board was also presented with material indicating that DGCM was even more financially capable to serve as sub-adviser than it had been during its previous engagement. Finally, the Board noted with approval that the engagement of DGCM as sub-adviser to the Fund would not cause an increase in the fees charged to shareholders, since the fees paid to DGCM under its proposed sub-advisory agreement would be paid to DGCM from the fees currently paid to QFI under its existing IA Agreement.

     The Board then reviewed the proposed sub-advisory agreement between the Trust, QFI and DGCM to assure itself that the agreement was fair and reasonable and imposed upon DGCM the fiduciary duties and responsibilities incumbent upon a manager of mutual fund assets. The Board also received assurance from DGCM that it would continue to provide the same level of service and attention to the Fund that Mr. Daftary currently provided in his role as an employee of QFI.

     Accordingly, after full and complete discussion, the Board of Trustees unanimously agreed to engage DGCM as sub-adviser to the Quaker Aggressive Growth Fund and to recommend to the shareholders of the fund that they ratify the engagement. A copy of the proposed sub-advisory agreement between the Trust, QFI and DGCM is attached to this Proxy as Exhibit C.

FINANCIAL EFFECT

     If the Fund's shareholders approve the engagement of DGCM, the expenses you pay to hold shares of the Fund will remain the same. If DGCM becomes the new Sub-Advisor to the Fund, QFI will pay a portion of the fee it currently receives to DGCM (See Investment Advisory agreement at Exhibit B). Accordingly, your overall investment management fees will remain the same. DGCM has agreed to serve as Sub-Advisor for a fee of 0.75% of the average daily net assets of the Fund. The fees paid to DGCM under the sub-advisory agreement will be paid by QFI out of the fees received by QFI under its Investment Advisory Agreement.

     For the Fund's fiscal year ending June 30, 2002, the Fund paid aggregate advisory fees of $1,468,661 to QFI. No officer, director, partner or principal executive of the Fund or Trust has any affiliation with DGCM. Mr. Daftary was paid a salary by QFI for his services as Portfolio manager of the Fund during that time period. However, DGCM received no compensation as a sub-advisor during the Fund's fiscal year ended June 30, 2002, Had DGCM been engaged as sub-advisor to the Fund for that period in accordance with the proposed sub-advisory agreement, DGCM would have received approximately $847,271 in sub-advisory fees, all of which would have been paid from the $1,468,661 fee received by QFI.

     The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the proposed sub-advisory agreement which will become effective upon the approval of DGCM as sub-advisor to the Fund.

                    ----------------------------------------------------------------------------
                         CLASS A            CLASS B             CLASS C         INSTITUTIONAL
                    ----------------------------------------------------------------------------
                    CURRENT  PROPOSED  CURRENT   PROPOSED  CURRENT  PROPOSED  CURRENT  PROPOSED
------------------------------------------------------------------------------------------------
Management Fee        1.30%     1.30%    1.30%      1.30%    1.30%     1.30%    1.30%     1.30%
------------------------------------------------------------------------------------------------
Service &
Distribution
(12b-1) Fees          0.25%     0.25%    1.00%      1.00%    1.00%     1.00%    0.00%     0.00%
------------------------------------------------------------------------------------------------
Other Expenses        0.25%     0.25%    0.25%      0.25%    0.25%     0.25%    0.25%     0.25%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL
OPERATING EXPENSES    1.80%     1.80%    2.55%      2.55%    2.55%     2.55%    1.55%     1.55%
------------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

------------------------------------------------------------------------------------------------
                    ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
------------------------------------------------------------------------------------------------
               CURRENT    PROPOSED  CURRENT    PROPOSED   CURRENT  PROPOSED  CURRENT  PROPOSED
------------------------------------------------------------------------------------------------
Class A           $723      $723    $1,085      $1,085   $1,471    $1,471   $2,550     $2,550
------------------------------------------------------------------------------------------------
Class B           $770      $770    $1,116      $1,116   $1,578    $1,578   $2,885     $2,885
------------------------------------------------------------------------------------------------
Class C           $361      $361      $794        $794   $1,355    $1,355   $2,885     $2,885
------------------------------------------------------------------------------------------------
Institutional
------------------------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

------------------------------------------------------------------------------------------------
                    ONE YEAR            THREE YEARS          FIVE YEARS          TEN YEARS
------------------------------------------------------------------------------------------------
               CURRENT    PROPOSED  CURRENT    PROPOSED   CURRENT  PROPOSED  CURRENT  PROPOSED
------------------------------------------------------------------------------------------------
Class A           $723      $723    $1,085      $1,085   $1,471    $1,471   $2,550     $2,550
------------------------------------------------------------------------------------------------
Class B           $258      $258      $794        $794   $1,355    $1,355   $2,885     $2,885
------------------------------------------------------------------------------------------------
Class C           $258      $258      $794        $794   $1,355    $1,355   $2,885     $2,885
------------------------------------------------------------------------------------------------
Institutional       $158      $158      $490        $490     $845      $845   $1,845     $1,845
------------------------------------------------------------------------------------------------

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 2.
--------------------------------------------------------------------------------

PROPOSAL # 3.  APPROVAL  OF  NEW  SUB-ADVISORY  AGREEMENT  WITH  ANDRES  CAPITAL
               MANAGEMENT FOR THE QUAKER FIXED INCOME FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 31, 2003) of the Quaker Fixed Income Fund only.

INTRODUCTION

     Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, currently serves as Investment Adviser to the Quaker Fixed Income Fund (the "Fund") under a written investment advisory agreement for such services, approved by the Fund's Board of Trustees and ratified by the Fund's shareholders.

     QFI is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Kevin J. Mailey is President of QFI and is responsible for the day-to-day activities of QFI. Mr. Mailey is a shareholder of QFI and has been an investment professional for more than 15 years. Mr. Mailey also serves as a Trustee of the Quaker Investment Trust (the "Trust"). Jeffry H. King, Sr. is a shareholder and director of QFI and also serves as a Trustee for the Trust. Mr. King, Mr. Mailey, and Ms. Laurie Keyes serve as directors of QFI. Ms. Keyes is Chief Financial Officer of QFI. Ms. Keyes also serves as a Trustee of the Trust. Mr. King and Ms. Keyes are also married to each other. Neither Mr. King, Ms. Keyes nor Mr. Mailey receive compensation for their services to the Trust as Trustees, but each may receive compensation from QFI as a result of his/her ownership interest in QFI and/or service as an officer and/or director.

     Under the current IA agreement, QFI receives a fee at an annual rate of 1.05% of the daily net assets of the Fund, computed daily and paid monthly. The current IA agreement with QFI was originally dated February 1, 2002 and was last approved by the Trust's shareholders at a Special Shareholder Meeting held on February 8, 2002.

     From June, 2000 through March 13, 2003, ALM Advisors, Inc. ("ALM"), 750 East Green Street, Suite 315, Pasadena, CA 91101, served as sub-advisor to the Fund. On March 13, 2003, ALM resigned its position as sub-advisor to the Fund. ALM resigned after consultation with QFI. ALM and QFI agreed that the assets of the Fund had not increased sufficiently to make managing the Fund a profitable venture under ALM's stewardship, principally because ALM's investment performance for the Fund had fallen below expectations. The Board of Trustees of the Fund had been previously informed by QFI that ALM might be resigning as sub-adviser to the Fund, and the Board had instructed QFI to search for possible replacements for ALM and present those candidates to the Board if ALM were to resign or if the Board and QFI agreed that ALM should be removed.

     QFI, in anticipation of the departure of ALM, had engaged in a search to find a new sub-advisor for the Fund, and after interviewing a number of potential replacements, submitted Andres Capital Management to the Board for its consideration.

ANDRES CAPITAL MANAGEMENT.

     Andres Capital Management ("ACM"), Eleven Twin Creek Lane, Berwyn, PA 19312, was established in August, 2002 as a Pennsylvania corporation and is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended. Andres currently serves as investment advisor to over $100 million in assets. ACM operates as an investment advisory firm rendering investment counsel and utilizing investment strategies substantially similar to that of the Fixed Income Fund to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations.

     ACM is controlled by Mr. Robert Andres, who serves as President and Chief Investment Officer. Mr. Andres is also a director, along with Ms. Christine Andres, who also serves as Secretary, and Mr. Jonathan D. Smith, who also serves as Treasurer.. Mr. Andres was born January 21, 1939. He completed four years of study at Columbia University, majoring in Political Science and History. He began is investment career in the Municipal Bond Division of J.P. Morgan. Subsequently, he held the position of National Sales Manager Municipal Securities at both Kidder Peabody and Merrill Lynch. He spent 17 years at Merrill Lynch, where from 1983 to 1987 he held the title of Vice President and Manager, Secondary Corporate Bond Trading. In addition, he was named President of Merrill Lynch Mortgage Capital Corporation, a position he held until May, 1987. He then became a partner and Senior Vice President of R. Seelaus and Company, a regional Municipal Bond Dealer. Mr. Andres resigned his position in February, 1989 to form Martindale Andres and Godshalk and Company, Inc., a Philadelphia based asset management company. He acted as the firm's Chief Operating Officer and Chief Investment Officer Fixed Income. In 1995, Mr. Andres and his partner sold the asset management business to Keystone Financial. He continued to serve as Chief Operating Officer and Chief Investment Officer Fixed Income for the surviving entity until October 2000. Subsequently, Mr. Andres became a partner and the Chief Investment Officer of the Swarthmore Group, an investment management firm. He resigned that position to form Andres Capital Management in 2002.

DISCUSSION

     On March 13, 2003, the Board met to consider, among other matters, a new sub-investment advisor for the Fund, and after full deliberation, selected ACM to serve in that capacity.

     During its deliberations, the Board reviewed the qualifications of Mr. Andres and his associates and heard a presentation by Mr. Andres and Mr. Geoffrey J. Deasey, a Principal in the firm. The Board received information relating to the previous experience and past investment performance of the members of the firm and noted with approval Mr. Andres' thirty plus years of analysis and investment management experience.

     The Board also noted with approval that ACM was willing to assume ALM's duties as sub-adviser to the Fund with under identical terms, except for the fees to be charged, which would be significantly reduced. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with ACM, and that no compensation was to be paid to ACM other than advisory fees under the agreement. Finally, the Board reviewed the financial condition of ACM to assure themselves that ACM was financially capable of undertaking the responsibilities of serving the Fund.

     Under the terms of the proposed sub-advisory agreement with ACM, ACM would be responsible for providing day-to-day investment advice and choosing the securities in which the Fund will invest. ACM will report directly to QFI, and QFI will be responsible to report to the Board for any errors or omissions made by ACM. ACM will not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment result from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement has an initial term of two years, and may be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust's independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement will become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with ACM is included as Exhibit D to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

     Based on the Board's review and QFI's recommendation, the Board unanimously voted to approve ACM as sub-advisor to the Fund and seek shareholder approval of their choice. The Board then entered into an interim agreement with ACM to provide sub-advisory services to the Fund for a period not to exceed 150 days. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by the Fund's shareholders, whichever shall first occur.

FEES AND EXPENSES

     If ACM becomes the new Sub-Advisor to the Fund, QFI will pay a portion of the fee it currently receives to ACM. Both QFI and ACM have agreed to lower the fees charged to the Fund for their services. Accordingly, your overall investment management fees will decrease. ACM has agreed to serve as Sub-Advisor for a fee of 0.35% of the average daily net assets of the Fund on assets up to $100 million, and 0.30% of the average daily net assets of the Fund on assets in excess of $100 million. The fees paid to ACM under the sub-advisory agreement will be paid by QFI out of the fees received by QFI under its Investment Advisory Agreement.

     Under the terms of the former sub-advisory agreement with ALM for the Fund, ALM was paid a sub-advisory fee of 0.70% annually of the average daily net assets of the Fund by the Fund's investment advisor, QFI. ALM was charged under the sub-advisory agreement with providing an investment program for the Fund, choosing the day to day investments of the Fund, and deciding when to purchase and sell securities. The sub-advisory agreement with ACM is identical in all respects to the prior ALM agreement, except for the fees charged.

     Because ACM is willing to serve as sub-advisor to the Fund for significantly less fees than those charged by ALM, QFI has decided to lower the fee it receives from the Fund in order to pass those expense reductions to the Fund's shareholders. QFI formerly received an annual fee of 1.00% of the average daily net assets of the Fund. Assuming that ACM is approved by the Fund's shareholders as the new sub-advisor, QFI will lower the fees it charges to the Fund. If ACM is approved as sub-advisor to the Fund, QFI will charge a fee of 0.65% of the average daily net assets of the Fund on assets up to $100 million, and 0.60% of the average daily net assets of the Fund on assets in excess of $100 million.

FINANCIAL EFFECT

     If the Fund's shareholders approve the engagement of ACM, the expenses you pay to hold shares of the Fund will decrease. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the decreased IA Agreement fee which will become effective upon the approval of ACM as sub-advisor to the Fund.

                              ------------------------------------------------------------------
                                     CLASS A               CLASS B               CLASS C
                              ------------------------------------------------------------------
                                CURRENT    PROPOSED    CURRENT  PROPOSED    CURRENT    PROPOSED
------------------------------------------------------------------------------------------------
Management Fee                    1.00%       0.65%      1.00%     0.65%      1.00%       0.65%
------------------------------------------------------------------------------------------------
Service & Distribution
(12b-1) Fees                      0.25%       0.25%      1.00%     1.00%      1.00%       1.00%
------------------------------------------------------------------------------------------------
Other Expenses                    0.50%       0.50%      0.50%     0.50%      0.50%       0.50%
------------------------------------------------------------------------------------------------
Total Annual Operating
Expenses                          1.75%       1.40%      2.50%     2.15%      2.50%       2.15%
------------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

--------------------------------------------------------------------------------
                              ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                      CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                 $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                 $766             $732          $1,102            $999
--------------------------------------------------------------------------------
Class C                 $356             $321            $779            $673
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

--------------------------------------------------------------------------------
                              ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                      CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                 $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                 $253             $218            $779            $673
--------------------------------------------------------------------------------
Class C                 $253             $218            $779            $673
--------------------------------------------------------------------------------

For the Fund's fiscal year ending June 30, 2002, the Fund paid aggregate advisory fees of $80,704 to QFI, which in turn paid approximately $56,493 in sub-advisory fees to ALM.

Under the proposed sub-advisory agreement with ACM and QFI's agreed fee reduction, for the same period, QFI would have received approximately $49,960 in fees (a reduction of approximately 38%) and would have paid approximately $28,246 in sub-advisory fees to ACM. Aggregate cost savings to Fund shareholders would have been approximately $20,176.

If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 3.
--------------------------------------------------------------------------------


PROPOSAL # 4.  APPROVAL  OF  NEW  SUB-ADVISORY  AGREEMENT  WITH  ANDRES  CAPITAL
               MANAGEMENT FOR THE QUAKER HIGH YIELD FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 31, 2003) of the Quaker High Yield Fund only.

INTRODUCTION

     Quaker Funds, Inc. ("QFI"), 1288 Valley Forge Road, Suite 71, Valley Forge, PA 19482, currently serves as Investment Adviser to the Quaker High Yield Fund (the "Fund") under a written investment advisory agreement for such services, approved by the Fund's Board of Trustees and ratified by the Fund's shareholders.

     QFI is a Pennsylvania corporation doing business and registered with the Securities and Exchange Commission ("SEC") as an investment adviser. Mr. Kevin J. Mailey is President of QFI and is responsible for the day-to-day activities of QFI. Mr. Mailey is a shareholder of QFI and has been an investment professional for more than 15 years. Mr. Mailey also serves as a Trustee of the Quaker Investment Trust (the "Trust"). Jeffry H. King, Sr. is a shareholder and director of QFI and also serves as a Trustee for the Trust. Mr. King, Mr. Mailey, and Ms. Laurie Keyes serve as directors of QFI. Ms. Keyes is Chief Financial Officer of QFI. Ms. Keyes also serves as a Trustee of the Trust. Mr. King and Ms. Keyes are also married to each other. Neither Mr. King, Ms. Keyes nor Mr. Mailey receive compensation for their services to the Trust as Trustees, but each may receive compensation from QFI as a result of his/her ownership interest in QFI and/or service as an officer and/or director.

     Under the current IA agreement, QFI receives a fee at an annual rate of 1.10% of the daily net assets of the Fund, computed daily and paid monthly. The current IA agreement with QFI was originally dated February 1, 2002 and was last approved by the Trust's shareholders at a Special Shareholder Meeting held on February 8, 2002.

     From June, 2000 through March 13, 2003, ALM Advisors, Inc. ("ALM"), 750 East Green Street, Suite 315, Pasadena, CA 91101, served as sub-advisor to the Fund. On March 13, 2003, ALM resigned its position as sub-advisor to the Fund. ALM resigned after consultation with QFI. ALM and QFI agreed that the assets of the Fund had not increased sufficiently to make managing the Fund a profitable venture under ALM's stewardship, principally because ALM's investment performance for the Fund had fallen below expectations. The Board of Trustees of the Fund had been previously informed by QFI that ALM might be resigning as sub-adviser to the Fund, and the Board had instructed QFI to search for possible replacements for ALM and present those candidates to the Board if ALM were to resign or if the Board and QFI agreed that ALM should be removed.

     QFI, in anticipation of the departure of ALM, had engaged in a search to find a new sub-advisor for the Fund, and after interviewing a number of potential replacements, submitted Andres Capital Management to the Board for its consideration.

ANDRES CAPITAL MANAGEMENT.

     Andres Capital Management ("ACM"), Eleven Twin Creek Lane, Berwyn, PA 19312, was established in August, 2002 as a Pennsylvania corporation and is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended. Andres currently serves as investment advisor to over $100 million in assets. ACM operates as an investment advisory firm rendering investment counsel and utilizing investment strategies substantially similar to that of the Fixed Income Fund to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and corporations.

     ACM is controlled by Mr. Robert Andres, who serves as President and Chief Investment Officer. Mr. Andres is also a director, along with Ms. Christine Andres, who also serves as Secretary, and Mr. Jonathan D. Smith, who also serves as Treasurer.. Mr. Andres was born January 21, 1939. He completed four years of study at Columbia University, majoring in Political Science and History. He began is investment career in the Municipal Bond Division of J.P. Morgan. Subsequently, he held the position of National Sales Manager Municipal Securities at both Kidder Peabody and Merrill Lynch. He spent 17 years at Merrill Lynch, where from 1983 to 1987 he held the title of Vice President and Manager, Secondary Corporate Bond Trading. In addition, he was named President of Merrill Lynch Mortgage Capital Corporation, a position he held until May, 1987. He then became a partner and Senior Vice President of R. Seelaus and Company, a regional Municipal Bond Dealer. Mr. Andres resigned his position in February, 1989 to form Martindale Andres and Godshalk and Company, Inc., a Philadelphia based asset management company. He acted as the firm's Chief Operating Officer and Chief Investment Officer Fixed Income. In 1995, Mr. Andres and his partner sold the asset management business to Keystone Financial. He continued to serve as Chief Operating Officer and Chief Investment Officer Fixed Income for the surviving entity until October 2000. Subsequently, Mr. Andres became a partner and the Chief Investment Officer of the Swarthmore Group, an investment management firm. He resigned that position to form Andres Capital Management in 2002.

DISCUSSION

     On March 13, 2003, the Board met to consider, among other matters, a new sub-investment advisor for the Fund, and after full deliberation, selected ACM to serve in that capacity.

     During its deliberations, the Board reviewed the qualifications of Mr. Andres and his associates and heard a presentation by Mr. Andres and Mr. Geoffrey J. Deasey, a Principal in the firm. The Board received information relating to the previous experience and past investment performance of the members of the firm and noted with approval Mr. Andres' thirty plus years of analysis and investment management experience.

     The Board also noted with approval that ACM was willing to assume ALM's duties as sub-adviser to the Fund with under identical terms, except for the fees to be charged, which would be significantly reduced. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with ACM, and that no compensation was to be paid to ACM other than advisory fees under the agreement. Finally, the Board reviewed the financial condition of ACM to assure themselves that ACM was financially capable of undertaking the responsibilities of serving the Fund.

     Under the terms of the proposed sub-advisory agreement with ACM, ACM would be responsible for providing day-to-day investment advice and choosing the securities in which the Fund will invest. ACM will report directly to QFI, and QFI will be responsible to report to the Board for any errors or omissions made by ACM. ACM will not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment result from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement has an initial term of two years, and may be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust's independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement will become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with ACM is included as Exhibit D to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

     Based on the Board's review and QFI's recommendation, the Board unanimously voted to approve ACM as sub-advisor to the Fund and seek shareholder approval of their choice. The Board then entered into an interim agreement with ACM to provide sub-advisory services to the Fund for a period not to exceed 150 days. The interim agreement will expire at the end of that time or immediately upon approval of a permanent agreement by the Fund's shareholders, whichever shall first occur.

FEES AND EXPENSES

     If ACM becomes the new Sub-Advisor to the Fund, QFI will pay a portion of the fee it currently receives to ACM. Both QFI and ACM have agreed to lower the fees charged to the Fund for their services. Accordingly, your overall investment management fees will decrease. ACM has agreed to serve as Sub-Advisor for a fee of 0.35% of the average daily net assets of the Fund on assets up to $100 million, and 0.30% of the average daily net assets of the Fund on assets in excess of $100 million. The fees paid to ACM under the sub-advisory agreement will be paid by QFI out of the fees received by QFI under its Investment Advisory Agreement.

     Under the terms of the former sub-advisory agreement with ALM for the Fund, ALM was paid a sub-advisory fee of 0.75% annually of the average daily net assets of the Fund by the Fund's investment advisor, QFI. ALM was charged under the sub-advisory agreement with providing an investment program for the Fund, choosing the day to day investments of the Fund, and deciding when to purchase and sell securities. The sub-advisory agreement with ACM is identical in all respects to the prior ALM agreement, except for the fees charged.

     Because ACM is willing to serve as sub-advisor to the Fund for significantly less fees than those charged by ALM, QFI has decided to lower the fee it receives from the Fund in order to pass those expense reductions to the Fund's shareholders. QFI formerly received an annual fee of 1.00% of the average daily net assets of the Fund. Assuming that ACM is approved by the Fund's shareholders as the new sub-advisor, QFI will lower the fees it charges to the Fund. If ACM is approved as sub-advisor to the Fund, QFI will charge a fee of 0.65% of the average daily net assets of the Fund on assets up to $100 million, and 0.60% of the average daily net assets of the Fund on assets in excess of $100 million.

FINANCIAL EFFECT

     If the Fund's shareholders approve the engagement of Andres, the expenses you pay to hold shares of the Fund will decrease. The table below shows an example of the fees and expenses currently paid by the Fund and to be paid under the decreased IA Agreement fee which will become effective upon the approval of Andres as sub-advisor to the Fund.

                              ------------------------------------------------------------------
                                     CLASS A               CLASS B               CLASS C
                              ------------------------------------------------------------------
                                CURRENT    PROPOSED    CURRENT  PROPOSED    CURRENT    PROPOSED
------------------------------------------------------------------------------------------------
Management Fee                    1.05%       0.65%      1.05%     0.65%      1.05%       0.65%
------------------------------------------------------------------------------------------------
Service & Distribution
(12b-1) Fees                      0.25%       0.25%      1.00%     1.00%      1.00%       1.00%
------------------------------------------------------------------------------------------------
Other Expenses                    0.50%       0.50%      0.50%     0.50%      0.50%       0.50%
------------------------------------------------------------------------------------------------
Total Annual Operating
Expenses                          1.80%       1.40%      2.55%     2.15%      2.55%       2.15%
------------------------------------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in this Fund versus the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, your costs under the current fee structure and proposed fee structure would be:

--------------------------------------------------------------------------------
                              ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                      CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                 $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                 $770             $732          $1,116            $999
--------------------------------------------------------------------------------
Class C                 $361             $321            $794            $673
--------------------------------------------------------------------------------

If you did not redeem your shares, your costs would be:

--------------------------------------------------------------------------------
                              ONE YEAR                       THREE YEARS
--------------------------------------------------------------------------------
                      CURRENT         PROPOSED         CURRENT        PROPOSED
--------------------------------------------------------------------------------
Class A                 $595             $561            $952            $849
--------------------------------------------------------------------------------
Class B                 $258             $218            $794            $673
--------------------------------------------------------------------------------
Class C                 $258             $218            $794            $673
--------------------------------------------------------------------------------

For the Fund's fiscal year ending June 30, 2002, the Fund paid aggregate advisory fees of $78,153 to QFI, which in turn paid approximately $55,823 in sub-advisory fees to ALM.

Under the proposed sub-advisory agreement with ACM and QFI's agreed fee reduction, for the same period, QFI would have received approximately $48,380 in fees (a reduction of approximately 39%) and would have paid approximately $26,051 in sub-advisory fees to ACM. Aggregate cost savings to Fund shareholders would have been approximately $29,323.

     If you and your fellow shareholders reject this Proposal, the Board will consider alternate investment management options.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 4.
--------------------------------------------------------------------------------

PROPOSAL # 5.  APPROVAL OF NEW INVESTMENT  OBJECTIVE,  INVESTMENT STRATEGIES AND
               INVESTMENT RESTRICTIONS FOR THE QUAKER HIGH YIELD FUND

WHICH SHAREHOLDERS VOTE FOR THIS PROPOSAL

     Shareholders of record (as of May 31, 2003) of the Quaker High Yield Fund only.

INTRODUCTION

     On March 13, 2003, during its deliberations concerning whether to engage Andres Capital Management ("ACM") as successor sub-investment adviser to the Quaker High Yield Fund, management of the Trust and QFI also suggested to the Board the possibility of changing the investment objective, investment strategies and investment restrictions for the Fund. The result of these changes would be to convert the Fund from a taxable, non-investment grade fixed income fund into a tax-exempt, investment grade municipal bond income fund. ACM informed the Board that they would welcome the opportunity to manage the Fund as a tax-exempt municipal bond fund, and presented their qualifications in that regard to the Board.

BOARD DISCUSSION

     The Board then discussed the benefits and costs involved in making the changes proposed by management. Management informed the Board that the Trust did not currently offer a tax-exempt fund, so altering the Fund would not have a negative effect or otherwise drain assets away from other tax-exempt offerings. Management further informed the Board that the most compelling reason to change the High Yield Fund vs. some other option, such as creating and registering a new series, was cost. The High Yield Fund currently offers four share classes. Each of those share classes is registered for sale in various states, and are also registered for sale through various distribution channels, such as Schwab and TD Waterhouse Securities. If the Board were to authorize the proposed changes to the

     Fund, those fees and expenses would not have to be incurred again. If the Board created a new Fund, that Fund would incur all those expenses de novo.

     Management further argued that the performance of the Fund had been so disappointing over the last few years that abandoning the High Yield investment objective for a more investment-grade, tax-exempt fixed income objective would not harm existing shareholders, but would likely enhance their future actual returns, and would increase the likelihood of attracting new investors to the Fund, which would benefit the Fund through the achievement of economies of scale.

     The Board then deliberated over management's proposal, and after full deliberation, instructed Trust management to draft a proposed prospectus and statement of additional information ("SAI") incorporating the proposed changes and present them to the Board for its consideration at the earliest possible time.

NEW INVESTMENT OBJECTIVE

     On May 9, 2003, the Board met to review the proposed changes to the High Yield Fund, and reviewed the draft prospectus and SAI. The investment objective of the high Yield Fund currently states that it seeks:

          "Current income and maximization of total returns through active management of non-investment grade fixed income securities. Total Return is derived by combining the total changes in the principal value of all the Fund's investments with the total dividends and interest paid to the Fund."

     Under the proposed change to the Fund, the new investment objective would be changed to read:

          "The Fund seeks to achieve as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this objective, the Fund normally invests substantially all of is assets in municipal bonds that provide income exempt form federal income tax."

NEW PRINCIPAL INVESTMENT STRATEGIES

     The High Yield Fund's principal investment strategies currently state that the Fund:

     o normally invests at least 80% of the Fund's total assets in a variety of high yield debt securities, including corporate notes and bonds, collateralized mortgage obligations, asset-backed securities and floating rate notes;

     o lengthens the duration of the Fund's portfolio when yields appear abnormally high and shortening duration when yields appear abnormally low;

     o changes the average maturity structure of the Fund to take advantage of shifts in the general interest rate environment;

     o generally invests in securities considered to be non-investment (BB or lower) grade quality as determined by Moody or other similar service, or if no rating exists, of equivalent quality as determined by the Advisor under the Supervision of the Board of Trustees. For a more complete description of the various bond ratings for Moody's and other nationally recognized rating services, see Appendix A to the Statement of Additional Information. Non-investment grade securities are commonly called "junk bonds". By investing in predominately non-investment grade securities with exceptional current income payment potential, the Fund hopes to maximize its investment objective of providing a high level of current income."

     Under the proposed change to the Fund, the new principal investment strategies would be changed to read:

          "The Fund will normally invest at least 80% of its assets in municipal bonds, and at least 65% of the Fund's assets will normally be invested in municipal bonds with a credit rating of A or higher credit rating, or the unrated equivalent as determined in good faith by the Fund's Sub-Adviser. The Fund's remaining assets may be invested in bonds with a credit quality lower than A, including bonds of below investment grade quality ("high yield" or "junk" bonds). The Fund will normally maintain a portfolio of holdings having a dollar-weighted average maturity between three and ten years.

          The Fund's Sub-Adviser may buy and sell bonds based on credit quality, financial outlook and yield potential. In selecting municipal bonds for investment, the Sub-Adviser may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The Sub-Adviser focuses on bonds with the potential to attract current income, typically looking for bonds that can provide consistently high current yields or that are trading at competitive market prices. A portion of the Fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium bonds", which are bonds that trade at a price above their face value. The Fund's allocation to either discount or premium bonds will change along with the Sub-Adviser's changing views of the current interest rate and market environment. The Sub-Adviser may also look to select bonds that are most likely to obtain attractive prices when sold.

          Although the Fund's objective is to generate income exempt from federal income tax, interest from some of the Fund's holdings may be subject to the federal alternative minimum tax. Further, the Fund may occasionally invest in taxable bonds.

          The Fund may, but is not obligated to use derivatives such as futures and options as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy."

NEW PRINCIPAL RISKS

     The High Yield Fund's current Principal Investment Risks are:

     o General Risk- As is the case with most investments, you may lose money by investing in the Fund.

     o Interest Rate Risk- The Fund invests in debt securities. Generally, as interest rates rise, the price value of debt securities falls.

     o Credit Risk- The Fund invests in debt securities of non-guaranteed entities. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer's securities. The Fund invests in non-investment grade securities, sometimes known as "junk bonds". Although the potential interest earnings and capital appreciation on junk bonds are often higher than on investment grade securities, these securities are more likely to experience price declines due to changes in the issuers' credit standing, including the risk of default.

     o Time Risk- the Fund invests according to certain duration targets, which may change from time to time. The longer the portfolio's overall duration, the greater the risk of adverse price changes. Also, portfolios with greater duration periods tend to experience more volatile price movements.

     Under the proposed change to the Fund, the new principal investment risks would be changed to read:

     o General Risk- As is the case with most investments, you may lose money by investing in the Fund.

     o Interest Rate Risk- Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and negatively impact the Fund's share price. The longer the Fund's average maturity, the more its share price will likely react to a change in interest rates.

     o Credit Risk- Failure of an issuer to make timely interest or principal payments, or a decline or perception of decline in the credit quality of a municipal bond, can cause the bond's price to fall, potential lowering the Fund's share price. Although the Fund invests mostly in investment grade bonds, it may also invest in high yield ("junk") bonds, which involve greater credit risk. These lower grade bonds are considered to be speculative with respect to the issuer's continuing ability to make interest and principal payments. High yield bond prices may fall dramatically in response to bad news about the issuer or its industry, or the economy in general

     o Liquidity Risk- When there is no active trading market for a specific type of security, it can become more difficult to sell that security at or near its perceived value. Under such circumstances, the value of the security and the fund's share price may fall dramatically.

     o Market Sector Risk- The Fund may overweight or underweight certain industries or market sectors, which may cause the Fund's performance to be more sensitive to developments affecting those industries or sectors.

     o Temporary Defensive Positions- under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the Fund would invest in this manner for defensive purposes, it could reduce the benefit of any upswing in the market. During such periods, the Fund will not be investing in accordance with and may not achieve its investment objective.

     The Board then reviewed the remainder of the proposed prospectus and SAI which, with the exception of the discussion of the proposed sub-adviser, did not differ materially from the current prospectus and SAI, and again discussed the benefits and costs of making the changes. The Board carefully considered the effect of reorienting the Fund's securities portfolio to sell the Fund's current taxable holdings and replace them with investment grade tax-exempt holdings. ACM reminded the board that fixed income securities were generally bought and sold in principal transactions without the imposition of extra sales commissions, and that ACM's review of the current portfolio and the manner in which it was valued made them reasonably certain that the costs of disposing of the current portfolio was already reflected in the Fund's current NAV. The Board then considered the possible negative tax consequences to existing shareholders of liquidating the Fund's current portfolio, and were reminded of the Fund's negative performance and realized losses. The Board was thus assured that there would be no negative tax consequences to shareholders of such a reorientation.

     After full deliberation, the Board unanimously voted to approve all changes to the Quaker High Yield Fund and to recommend to the Fund's shareholders that such changes be ratified.

     In the event that Proposal 5 is rejected by the shareholders, the Fund will continue to operate as the Quaker High Yield Fund under its current investment objectives and strategies.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 5.
--------------------------------------------------------------------------------

PROPOSAL # 6.  APPROVAL OF NEW NAME FOR THE QUAKER HIGH YIELD FUND

INTRODUCTION

     Having approved the changes to the High Yield Fund discussed under Proposal 5, the Board next considered a name change for the Fund. In anticipation of obtaining shareholder approval of the proposed changes, the Board unanimously agreed, at a meeting held on May 9, 2003, that the Fund's name should be changed from the Quaker High Yield Fund to the Quaker Intermediate Municipal Bond Fund.

     After full deliberation, the Board unanimously approved the name change and recommended that the change be ratified by the Fund's shareholders.

     In the event that Proposal 5 is rejected by the shareholders, the name change will not occur, and the Fund will continue to operate as the Quaker High Yield Fund under its current investment objectives and strategies.

BOARD RECOMMENDATION

--------------------------------------------------------------------------------
     THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL # 6.
--------------------------------------------------------------------------------

                                OTHER INFORMATION

UNDERWRITER

     Citco-Quaker Fund Distributors, Inc. ("CQFD") 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers.

     CQFD is paid a flat fee of $20,000, annually, by the Trust for its distribution services to all share classes except Class A shares of the Funds of the Trust. CQFD generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust's prospectus. CQFD may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an "underwriter" under federal law.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

     Citco-Quaker Fund Services, Inc., 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482, provides administrative, transfer agent, and accounting services to each Fund pursuant to a written agreement with the Trust, dated July 1, 2001.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     Each Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Funds, is responsible for insuring that such purchases and sales are effected in accordance with the Trust's policy of seeking best execution of orders, which includes best net prices, except to the extent that the Sub-Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Funds. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Adviser and the Sub-Advisers, and such information still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce the Sub-Advisers' expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Advisers may give consideration to those firms that have sold or are selling shares of the Trust, as well as to those firms that provide market, statistical and other research information to the Trust, the Adviser and to the Sub-Advisers. The Adviser and the Sub-Advisers are not authorized to pay higher commissions, or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

     The Adviser and the Sub-Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Funds could pay to a firm that provides research services to the Adviser and/or the Sub-Advisers a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if the Adviser and/or the Sub-Advisers determine(s) in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's and/or the Sub-Advisers' overall responsibilities to the Funds or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of the Adviser and/or Sub-Advisers and its/their subsidiaries. In addition, the investment management fee paid by the Fund to the Adviser is not reduced because it receives these research services.

PROPOSALS OF SHAREHOLDERS

     As a Massachusetts Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

     The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust's audited annual financial report, dated June 30, 2002, and the Trust's unaudited semi-annual financial report, dated December 31, 2002.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                            TOTAL OUTSTANDING SHARES
                        OF EACH FUND, BY CLASS AND TOTAL,
                               AS OF MAY 31, 2003

----------------------------------------------------------------------------------------------------
NAME OF QUAKER FUND                INSTITUTIONAL  CLASS A    CLASS B     CLASS C         TOTAL
----------------------------------------------------------------------------------------------------
Biotech Pharma-Healthcare Fund               NA    179,975      97,943     105,170          383,088
----------------------------------------------------------------------------------------------------
Aggressive Growth Fund                  278,653  8,980,511     794,109     862,493       10,915,766
----------------------------------------------------------------------------------------------------
Fixed Income Fund                        37,765    265,897     168,015     259,387          731,064
----------------------------------------------------------------------------------------------------
High Yield Fund                          28,329     21,585      17,862      45,514          113,290
----------------------------------------------------------------------------------------------------

                              HOLDERS OF MORE THAN
                            5% OF EACH FUND'S SHARES
                               AS OF MAY 31, 2003

------------------------------------------------------------------------------------------------
                                                                                % OWNERSHIP OF
                             NAME OF FUND IN     SHARE CLASS    NUMBER OF       TOTAL FUND
NAME OF SHAREHOLDER          WHICH SHARES HELD   OWNED          SHARES OWNED    SHARES
------------------------------------------------------------------------------------------------
Local 68 Eng. Union
C/o First Clearing Corp.
10700 Wheat First Dr.        Biotech
Glen Allen, VA  23060        Pharma-Healthcare      Class A         24,248           6.33%
------------------------------------------------------------------------------------------------
Charles Schwab & Co. FBO
Client Accounts
101 Montgomery Street
San Francisco, CA 94104      Aggressive Growth      Class A       5,656,380         51.82%
------------------------------------------------------------------------------------------------
Joseph Somers Jr.
C/o DLJ
PO Box 2052
Jersey City, NJ  07303-9998  Fixed Income           Class A         41,016           5.61%
------------------------------------------------------------------------------------------------
A and R Boscacci
Investment Co.
PO Box 85484
San Diego, CA  92186         High Yield             Class I         28,329          25.00%
------------------------------------------------------------------------------------------------
Citco Corporate Services,
Inc. FBO 401 K Plan Holders
5900 North Andrew Ave,,
Ste 700
Ft. Lauderdale, FL  33309    High Yield             Class A         7,932            7.00%
------------------------------------------------------------------------------------------------
Ellen J. Tamburri
C/o DLJ
PO Box 2052
Jersey City, NJ  07303-9998  High Yield             Class B         6,920            6.10%
------------------------------------------------------------------------------------------------
Charles P. Hinshaw
PO Box 1508
Easton, PA  18044-1508       High Yield             Class C         18,287          16.14%
------------------------------------------------------------------------------------------------

        QUAKER INVESTMENT TRUST OFFICER/DIRECTOR OWNERSHIP OF FUND SHARES
                               AS OF MAY 31, 2003

-----------------------------------------------------------------------------------------------
                                                      SHARE                       % OWNERSHIP
                                NAME OF FUND IN       CLASS       NUMBER OF       OF TOTAL
NAME OF SHAREHOLDER             WHICH SHARES HELD     OWNED       SHARES OWNED    FUND SHARES
-----------------------------------------------------------------------------------------------
Ms. Laurie Keyes
1288 Valley Forge Road,         Biotech
Suite 71                        Pharma-Healthcare      Class A        10,406          2.72%
Valley Forge, PA  19482
-----------------------------------------------------------------------------------------------
Mr. Jeffry H. King, Sr.
1288 Valley Forge Road,         Biotech
Suite 71                        Pharma-Healthcare      Class A        10,449          2.73%
Valley Forge, PA  19482
-----------------------------------------------------------------------------------------------
Mr. Jeffry H. King, Sr.
1288 Valley Forge Road,         Aggressive Growth      Class I        20,375          > 1%
Suite 71
Valley Forge, PA  19482
-----------------------------------------------------------------------------------------------
Mr. Jeffry H. King, Sr.
1288 Valley Forge Road,         Fixed Income           Class I        26,088          3.57%
Suite 71
Valley Forge, PA  19482
-----------------------------------------------------------------------------------------------
Ms. Laurie Keyes
1288 Valley Forge Road,         Fixed Income           Class I        2,765           > 1%
Suite 71
Valley Forge, PA  19482
(indirect)
-----------------------------------------------------------------------------------------------
Ms. Laurie Keyes
1288 Valley Forge Road,         Fixed Income           Class I        2,765           > 1%
Suite 71
Valley Forge, PA  19482
(indirect)
-----------------------------------------------------------------------------------------------

                                    EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                   AGREEMENT FOR INVESTMENT ADVISORY SERVICES

     THIS AGREEMENT is made as of this 1st day of February, 2002, between Quaker
Investment   Trust  (the  "Trust")  and  Quaker  Funds,   Inc.,  a  Pennsylvania
corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Trust and Adviser (the "Portfolios"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust desires to retain Adviser to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Trust hereby appoints Adviser to act as investment adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Trust has furnished Adviser with properly certified or authenticated copies of each of the following:

     a. The Trust's Amended and Restated Declaration of Trust as filed with the Commonwealth of Massachusetts;

     b.   The Trust's Amended and Restated By-Laws;

     c.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Adviser and approving this Agreement;

     d.   The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     e. The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus")

     The Trust will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

Subject to the general supervision of the Trust's Board of Trustees (the "Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

Adviser may, with the prior written consent of the Board and the approval of the appropriate Trust shareholders, as required, employ persons or entities to serve as sub-advisers to one or more Portfolios. The Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. The investment activities of such sub-advisers, if any, as such services relate to the Portfolios, will at all times be subject to the general supervision and control of Adviser. Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Portfolio's investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

     (a) Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Will monitor the investment activities of any sub-adviser which it employs to insure that such sub-adviser conducts its activities with respect to the applicable Portfolio(s) in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the applicable Portfolio(s);

     (c) Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer: (I) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Trust, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions;

     (d) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Trust.

4.   Services not Exclusive
     ----------------------

The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the Trust.

5.   Books and Records
     -----------------

In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Trust.

6.   Expenses
     --------

During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Trust other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios.

7.   Compensation
     ------------

The Trust will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Portfolio as set forth on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Trust, Adviser and shareholders as applicable. All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed as an annual rate as a percentage of the average daily net assets of the applicable Portfolio. All parties to this Agreement do hereby expressly authorize and instruct the Trust's Administrator, Declaration Service Company or its successor, to provide, in accordance with the fees set forth on Schedule B, a calculation each month of the gross amounts due Adviser for each Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.   Limitation of Liability
     -----------------------

Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Trust or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By affirmative vote of either a majority of the entire Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Trust.

Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Trust must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Trust. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement
     ---------------------------

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                           If to the Adviser:
----------------                           ------------------

Quaker Investment Trust                    Quaker Funds, Inc.
1288 Valley Forge Road, Suite 76           1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482                    Valley Forge, PA  19482
Jeffrey H. King                            Kevin J. Mailey
Chairman                                   President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                    QUAKER INVESTMENT TRUST


By: __________________________             By: _______________________________
Name:  _______________________             Jeffrey H. King, Sr.
Title: _______________________                    Title: Chairman


Attest:                                    QUAKER FUNDS, INC.


By: __________________________             By:________________________________
Name: ________________________             Kevin J. Mailey
Title:  ______________________             Title:  President

                                   Schedule A

                             Quaker Investment Trust

                             Portfolios of the Trust
                            As amended March 13, 2003
                  By vote of the Board of Trustees of the Trust

The Portfolios offered by the Trust, and the fees payable to Quaker Funds, Inc. for services rendered to each such Portfolio, are as follows:

-----------------------------------------------------------------------
                                    Annual Fee Rate, as percentage of
Name of Portfolio                   average daily net assets
-----------------------------------------------------------------------
Quaker Core Equity Fund                            1.05%
-----------------------------------------------------------------------
Quaker Aggressive Growth Fund                      1.30%
-----------------------------------------------------------------------
Quaker Large-Cap Value Fund                        1.05%
-----------------------------------------------------------------------
Quaker Mid-Cap Value Fund                          1.05%
-----------------------------------------------------------------------
Quaker Small-Cap Value Fund                      See below
-----------------------------------------------------------------------
Quaker Small-Cap Growth Fund                       1.05%
-----------------------------------------------------------------------
                                      Assets $0 to $100 million-  0.65%
Quaker Fixed Income Fund              Assets in excess of $100 million- Proposed
                                                                  0.60%
-----------------------------------------------------------------------
                                      Assets $0 to $100 million-  0.65%
Quaker High Yield Fund               Assets in excess of $100 million-  Proposed
                                                   0.60%
-----------------------------------------------------------------------
Geewax Terker Core Value Fund                      1.05%
-----------------------------------------------------------------------
Quaker Capital Opportunities Fund                See below              PROPOSED
                                                                        NEW FEE
--------------------------------------------------------------------------------
Quaker Biotech Pharma-Healthcare                   1.25%                 1.45%
Fund
--------------------------------------------------------------------------------

For the Quaker Small-Cap Value Fund
-----------------------------------

The Trust shall pay to Quaker Funds, Inc. a base fee (Base Fee) at an annual rate of 1.20% of the daily net assets of the Fund to be computed and paid quarterly; provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to Quaker Funds, Inc.

Cumulative Running 12 months                Performance Fee
Return of Fund vs. the Index*               Adjustment

Less than + 1.0%                            0.3333 X Base Fee
Between +1.0 and +1.5%                      0.4664 X Base Fee
Between +1.5 and +2.0%                      0.5998 X Base Fee
Between +2.0 and +2.5%                      0.7332 X Base Fee
Between +2.5 and + 3.0%                     0.8666 X Base Fee
At +3.0%                                    1.0000 X Base Fee
Between +3.0 and + 3.5%                     1.1334 X Base Fee
Between +3.5 and + 4.0%                     1.2668 X Base Fee
Between +4.0 and + 4.5%                     1.4002 X Base Fee
Between +4.5 and + 5.0%                     1.5336 X Base Fee
More than +5.0%                             1.6667 X Base Fee

* The "Index" refers to the Russell 200 Index, a widely recognized, unmanaged index of approximately 2000 companies in the United States. The Index is generally considered to represent approximately 90% of the publicly traded companies in the United States as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

For the Quaker Capital Opportunities Fund
-----------------------------------------

The Trust shall pay to Quaker Funds, Inc. a base fee (Base Fee) at an annual rate of 1.05% of the daily net assets of the Fund to be computed and paid quarterly; provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to Quaker Funds, Inc.

--------------------------------------------------------------------------------
If the Fund's Cumulative Running 12 month          Then the Adviser's
total return is:                                   Performance Adjusted fee is:
Less than +1.00% greater than the Index
Between +1.00% and +1.50% greater than the Index   Base Fee X 0.4555
Between +1.50% and +2.00% greater than the Index   Base Fee X 0.6667
Between +2.00% and +2.50% greater than the Index   Base Fee X 0.8555
Between +2.50% and +3.00% greater than the Index   Base Fee X 1.0000
Between +3.00% and +3.50% greater than the Index   Base Fee X 1.1750
Between +3.50% and +4.00% greater than the Index   Base Fee X 1.3455
More than +4.00 greater than the Index             Base Fee X 1.5155
                                                   Base Fee X 1.6667
--------------------------------------------------------------------------------

The "Index" refers to the S&P 500 Index, a widely recognized index of the approximately 500 largest companies in the United States, as measured by market capitalization. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

                                    EXHIBIT C

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     This AGREEMENT is made as of the ___ day of ________, 2003, by and between Quaker Investment Trust (the "Trust"), Quaker Funds, Inc. (the "Adviser") and DG Capital Management (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios"), and

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as the Quaker Aggressive Growth Fund (the "Fund"), and;

     WHEREAS,   Adviser  is  registered  as  an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

     WHEREAS, the Trust has retained Adviser to furnish investment advisory services to the Fund pursuant to a written agreement;

     WHEREAS, Adviser, with the consent of the Trust, desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Sub-Adviser is willing to so furnish such services

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Adviser, with the consent of the Trust, hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The  Trust  has   furnished   Sub-Adviser   with   properly   certified  or
authenticated copies of each of the following:

     (a)  Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     (b)  The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     (c) The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus");

     (d) All compliance policies and/or procedures adopted by the Board of Trustees of the Trust that are applicable to the operations of the Funds; and

     (e)  Any  other  investment   policies,   procedures  and/or   restrictions
          applicable to the operations of the Funds.

     The Trust will furnish Sub-Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Adviser, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Funds investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. Sub-Adviser further agrees that it:

     (e) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

     (f) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions; and

     (g) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

     The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, Sub-Adviser will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

8.   Compensation
     ------------

     Adviser will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco-Quaker fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor, to deduct such amounts from the investment advisory fee payable to Adviser under its investment advisory agreement with the Fund, and to remit such fee payments directly to Sub-Adviser.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                           If to the Adviser:
----------------                           ------------------

Quaker Investment Trust                    Quaker Funds, Inc.
1288 Valley Forge Road, Suite 76           1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482                    Valley Forge, PA  19482
Jeffry H. King                             Kevin J. Mailey
Chairman                                   President

If to the Sub-Adviser:
----------------------

DG Capital Management.
101 Arch Street, Suite 650
Boston, MA  02110
Manu Daftary
President

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.



Attest:                                    QUAKER INVESTMENT TRUST



By: _______________________                By: ______________________________
Title:                                     Jeffrey H. King
                                           Title: Chairman

Attest:                                    QUAKER FUNDS, INC.



By: _______________________                By: ______________________________
Title:                                     Kevin J. Mailey
                                           Title: President


Attest:                                    DG CAPITAL MANAGEMENT



By: ________________________               By: ______________________________
Title:                                     Manu Daftary
                                           Title: President

                                    EXHIBIT D

                    FORM OF SUB-INVESTMENT ADVISORY AGREEMENT

                             QUAKER INVESTMENT TRUST
                        SUB-INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the ___ day of ________, 2003, between Quaker Investment Trust (the "Trust"), an open-end management investment company, Quaker Funds, Inc. a registered investment adviser and Investment Adviser to each series of the Trust (the "Fund Manager") and Andres Capital Management (the "Sub-Adviser").

                                    RECITALS

     WHEREAS, the Trust is organized under the laws of the state of Massachusetts as an unincorporated business trust operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust is authorized by its Amended and Restated Declaration of Trust and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

     WHEREAS, The Trust has authorized the issuance of shares of beneficial interest in, among others, two Portfolios known as the Quaker Fixed Income Fund and the Quaker High Yield Fund (each a "Fund" and together the "Funds");

     WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

     WHEREAS, the Trust has retained Fund Manager to furnish investment advisory services to each series of the Trust, including each Fund, pursuant to a written agreement for such services;

     WHEREAS, the Fund Manager desires to retain Sub-Adviser to furnish day-to-day investment advisory services to each Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Trust has approved such engagement;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Trust and Fund Manager hereby appoint the Sub-Adviser to provide day-to-day investment advisory services to each Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Trust and/or Fund Manager have furnished Sub-Adviser with properly certified or authenticated copies of each of the following:

     (a)  Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     (a)  The  Trust's  most  current   Registration   Statement  on  form  N-1A
          promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

     (b) The Trust's current Prospectus and Statement of Additional Information (together called the "Prospectus");

     (c) All compliance policies and/or procedures adopted by the Board of Trustees of the Trust that are applicable to the operations of the Funds; and

     (d)  Any  other  investment   policies,   procedures  and/or   restrictions
          applicable to the operations of the Funds.

     The Trust and/or Fund Manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Trustees of the Trust, as applicable.

4.   Management
     ----------

     Subject to the supervision of the Trust's Board of Trustees and Fund Manager, Sub-Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in each Fund. Sub-Adviser will determine what securities and other investments will be purchased, retained or sold by each Fund and will execute such decisions. Sub-Adviser will choose such investments and otherwise provide the services under this Agreement in compliance with each Fund's investment objectives, policies and restrictions as such are set forth in the Funds' Prospectus from time to time; provided that the Trust and/or the Fund Manager shall provide the Sub-Adviser reasonable advance notice of any change to such objectives, policies and restrictions. Sub-Adviser further agrees that it will employ such efforts as required pursuant to its fiduciary responsibilities under the Investment Advisers Act of 1940, as amended, to:

     (a) Conform its activities with respect to its activities under this Agreement in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this Agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

     (b) Place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with a suitable broker or dealer of its choosing. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in execution quality, Sub-Adviser may prefer: (i) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Trust shares, and (ii) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Trustees of the Trust has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively, and Sub-Advisor agrees to comply with such procedures; and

     (c) Provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Funds.

4.   Services not Exclusive
     ----------------------

     (a) Services to Other Funds. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services to the Fund under this Agreement are not materially impaired thereby.

     (b) Status of Sub-Adviser. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Trust, the Funds or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust, Funds or Fund Manager in any way.

5.   Books and Records
     -----------------

     In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Funds are the property of the Funds and further agrees to surrender promptly to the Funds any of such records upon the Funds' request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Funds provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.   Expenses
     --------

     During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Funds other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Funds.

7.   Compensation
     ------------

     The Fund Manager will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of:

     For the Fixed Income Fund
     -------------------------

     0.35 % of the average daily net assets of the Fund on assets up to $100 million; and
     0.30% of the average daily net assets of the Fund on assets above $100 million.

     For the High Yield Fund
     -----------------------

     0.35 % of the average daily net assets of the Fund on assets up to $100 million; and
     0.30% of the average daily net assets of the Fund on assets above $100 million.

     All parties to this Agreement do hereby authorize and instruct the Trust's Administrator, Citco-Quaker Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor from each Fund and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to a Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

8.   Limitation of Liability
     -----------------------

     Sub-Adviser shall not be liable for any error of judgment, mistake of law or loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

     This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2004. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     a. By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     b. By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

     Notwithstanding the foregoing, this Agreement may be terminated by the Trust or by Adviser or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Trust must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement resulting in a material detriment to any Fund's shareholders shall be effective until approved by vote of the holders of a majority of the affected Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

     This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

     This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.  Notices
     -------

     Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Trust:                           If to the Sub-Adviser:
----------------                           ----------------------

Quaker Investment Trust                    Andres Capital Management
1288 Valley Forge Road, Suite 76           11 Twin Creek Lane
Valley Forge, PA  19482                    Berwyn, PA  19312
Attn:  Jeffrey H. King, Sr.                Attn:  Mr. Geoffrey J. Deasey
Chairman                                   Title: Principal

If to the Fund Manager:
-----------------------

Quaker Funds, Inc.
1288 Valley Forge Road, Suite 71
Valley Forge, PA  19482
Attn:  Kevin J. Mailey
President

15.  Disclosures
     -----------

     Neither the Trust, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials, except to the extent that such disclosure relates to Sub-Advisor's services to the Funds. The Sub-Adviser shall respond in writing within five (5) business days of receipt of any written request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted in writing to the Sub-Adviser.

16.  Non-Liability of Trustees and Shareholders
     ------------------------------------------

     All obligations of the Funds hereunder shall be binding only upon the assets of the applicable Fund and shall not be binding upon any trustee, officer, employee, agent or shareholder of the Funds. Neither the authorization of any action by the Trustees or shareholders of the Funds nor the execution of this Agreement on behalf of the Funds shall impose any liability upon any trustee, officer or shareholder of the Funds.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


Attest:                                 QUAKER INVESTMENT TRUST


_____________________________           _____________________________
By: Laurie Keyes                        By:  Jeffry H. King, Sr.
Title:  Secretary                       Title: Chairman



Attest:                                 QUAKER FUNDS, INC.


_____________________________           __________________________________
By:  ________________________           By:  Kevin J. Mailey
Title: ______________________           Title: President


Attest:                                 ANDRES CAPITAL MANAGEMENT


_____________________________           _____________________________________
By:  ________________________           By:  Robert P. Andres
Title:  _____________________           Title:  Principal

--------------------------------------------------------------------------------
                                     BALLOT
--------------------------------------------------------------------------------
                           THE QUAKER INVESTMENT TRUST

PROPOSAL # 1.  APPROVE AN INCREASE IN  INVESTMENT  ADVISORY  FEES PAID TO QUAKER
               FUNDS, INC. FOR THE QUAKER BIOTECH PHARMA-HEALTHCARE FUND

               QUAKER BIOTECH PHARMA-HEALTHCARE SHAREHOLDERS ONLY

               FOR                          AGAINST                     ABSTAIN
               /    /                       /    /                      /    /



PROPOSAL # 2.  APPROVE A NEW  SUB-INVESTMENT  ADVISORY AGREEMENT WITH DG CAPITAL
               MANAGEMENT TO SERVE AS SUB-INVESTMENT ADVISER TO THE QUAKER AGGRESSIVE GROWTH FUND.

               QUAKER AGGRESSIVE GROWTH FUND SHAREHOLDERS ONLY

               FOR                          AGAINST                     ABSTAIN
               /    /                       /    /                      /    /


PROPOSAL # 3.  APPROVE  A NEW  SUB-INVESTMENT  ADVISORY  AGREEMENT  WITH  ANDRES
               CAPITAL MANAGEMENT TO SERVE AS SUB-INVESTMENT ADVISER TO THE QUAKER FIXED INCOME FUND.

               QUAKER FIXED INCOME FUND SHAREHOLDERS ONLY

               FOR                          AGAINST                     ABSTAIN
               /    /                       /    /                      /    /

PROPOSAL # 4.  APPROVE  A NEW  SUB-INVESTMENT  ADVISORY  AGREEMENT  WITH  ANDRES
               CAPITAL MANAGEMENT TO SERVE AS SUB-INVESTMENT ADVISER TO THE QUAKER HIGH YIELD FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                          AGAINST                     ABSTAIN
               /    /                       /    /                      /    /

PROPOSAL #5A.  APPROVE A NEW  INVESTMENT  OBJECTIVE  FOR THE  QUAKER  HIGH YIELD
               FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                          AGAINST                     ABSTAIN
               /    /                       /    /                      /    /

PROPOSAL # 5B. APPROVE NEW PRINCIPAL  INVESTMENT  STRATEGIES FOR THE QUAKER HIGH
               YIELD FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                          AGAINST                     ABSTAIN
               /    /                       /    /                      /    /

PROPOSAL # 6.  APPROVE A CHANGE OF NAME FOR THE  QUAKER  HIGH  YIELD FUND TO THE
               QUAKER INTERMEDIATE MUNICIPAL BOND FUND.

               QUAKER HIGH YIELD FUND SHAREHOLDERS ONLY

               FOR                          AGAINST                     ABSTAIN
               /    /                       /    /                      /    /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                           Date

X
--------------------------------------------------------------------------------
Signature                                           Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Kenneth Faith and Joseph Carlin, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held July 31, 2003, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. THE PROXY IS SOLICITED BY THE BOARD OF TRUST WHICH RECOMMENDS A VOTE "FOR" ALL MATTERS.